As filed with the Securities and Exchange Commission on July 19, 2011

Registration No. 333-174487

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

AMENDMENT NO. 2

To

FORM S-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

West Corporation

(Exact name of registrant as specified in its charter)

(see table of additional registrants)

Delaware	7389	47-0777362
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

11808 Miracle Hills Drive

Omaha, Nebraska 68154

(402) 963-1200

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

See Table of Additional Registrant Guarantors Continued on the Next Page

David C. Mussman

Executive Vice President, Secretary and General Counsel

West Corporation

11808 Miracle Hills Drive

Omaha, Nebraska 68154

(402) 963-1200

(Name, address, including zip code, and telephone number, including area code, of agent for service)

With a copy to:

Brian C. Erb

Ropes & Gray LLP

Three Embarcadero Center

San Francisco, California 94111

(415) 315-6300

(415) 315-6350 (facsimile)

Approximate date of commencement of proposed sale to the public: As soon as practicable after the Registration Statement becomes effective.

If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box.  ☐

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

The registrants hereby amend this registration statement on such date or dates as may be necessary to delay its effective date until the registrants shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

TABLE OF ADDITIONAL REGISTRANT GUARANTORS

Exact Name of Registrant as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	Primary Standard Industrial Classification Code Number	I.R.S. Employer Identification Number
760 Northlawn Drive, LLC	Ohio	4813	26-0108586
Asset Direct Mortgage, LLC	Delaware	7320	71-0923018
BuyDebtCo, LLC	Nevada	7320	88-0469818
Cosmosis Corporation	Colorado	4813	None
InterCall Telecom Ventures, LLC	Delaware	4813	63-1234005
InterCall, Inc.	Delaware	4813	58-1942497
Intrado Command Systems, Inc.	New Jersey	4813	22-2591697
Intrado Communications Inc.	Delaware	4813	84-1597262
Intrado Communications of Virginia Inc.	Virginia	4813	84-1596265
Intrado Inc.	Delaware	4813	84-0796285
Intrado Information Systems Holdings, Inc.	Delaware	4813	20-0799585
Intrado International, LLC	Delaware	4813	71-0869503
Intrado Systems Corp.	Georgia	4813	58-2381670
Northern Contact, Inc.	Delaware	7389	76-0726541
Stargate Management LLC	Colorado	4813	None
Stream57 Corporation	Delaware	4813	27-1498986
TeleVox Software, Incorporated	Delaware	4813	20-8429097
The Debt Depot, LLC	Delaware	7320	20-1908163
TuVox Incorporated	Delaware	7389	77-0563871
Twenty First Century Communications of Canada, Inc.	Ohio	4813	31-1611927
Twenty First Century Communications, Inc.	Ohio	4813	31-1284899
Twenty First Century Crisis Communications, LLC	Ohio	4813	82-0552121
Twenty First Century International Services LLC	Ohio	4813	47-0901664
West Asset Management, Inc.	Delaware	7320	20-1802547
West Asset Purchasing, LLC	Nevada	7320	88-0469817
West At Home, LLC	Delaware	9995	20-8431991
West Business Services, LLC	Delaware	7389	43-1990051
West Customer Management Group, LLC	Delaware	7389	43-1990049
West Direct, LLC	Delaware	7389	35-2201328
West Direct II, Inc.	Arizona	7389	02-0625689
West Facilities, LLC	Delaware	6519	36-4516927
West Interactive Corporation	Delaware	7389	43-1990052
West International Corporation	Delaware	9995	26-1952406
West Notifications Group, Inc.	Delaware	4813	36-4333041
West Receivable Services, Inc.	Delaware	7320	20-1369131
West UC Solutions Holdings, Inc.	Delaware	4813	27-4417697
West UC Solutions, LLC	Delaware	4813	27-1955661
Worldwide Asset Purchasing, LLC	Nevada	7320	88-0469817

The address, including zip code, and telephone number, including area code, of each Additional Registrant Guarantor’s principal executive offices is: c/o West Corporation, 11808 Miracle Hills Drive, Omaha, Nebraska 68154, Telephone: (402) 963-1200.

The name, address, including zip code, and telephone number, including area code, of agent for service for each of the Additional Registrant Guarantors is:

David C. Mussman Executive Vice President, Secretary and General Counsel West Corporation 11808 Miracle Hills Drive Omaha, Nebraska 68154 (402) 963-1200	With a copy to: Brian C. Erb Ropes & Gray LLP Three Embarcadero Center San Francisco, California 94111 (415) 315-6300 (415) 315-6350 (facsimile)

EXPLANATORY NOTE

This Amendment No. 2 to West Corporation’s Registration Statement on Form S-4 (Registration No. 333-174487) originally filed with the Securities and Exchange Commission on May 25, 2011, as amended by Amendment No. 1 filed June 29, 2011, is being filed for the sole purpose of amending the exhibit index to include Exhibit 5.02 filed herewith.

Item 21.	Exhibits and Financial Statement Schedules.

Exhibit Number	Description

3.01.1

Amended and Restated Certificate of Incorporation of the Company (incorporated by reference to Exhibit 3.1 to Form 8-K dated October 30, 2006)

Certificate of Incorporation or the corresponding organizational instrument, with any amendments thereto, of the following additional registrants:

3.01.2	760 Northlawn Drive, LLC*

3.01.3	Asset Direct Mortgage, LLC (previously filed as Exhibit 3.1.2 to Form S-4 filed by Company on April 20, 2007, SEC File No. 333-141706).

3.01.4	BuyDebtCo, LLC (previously filed as Exhibit 3.1.4 to Form S-4 filed by Company on April 20, 2007, SEC File No. 333-141706).

3.01.5	Cosmosis Corporation (previously filed as Exhibit 3.1.6 to Form S-4 filed by Company on April 20, 2007, SEC File No. 333-141706).

3.01.7	InterCall Telecom Ventures, LLC (previously filed as Exhibit 3.1.9 to Form S-4 filed by Company on April 20, 2007, SEC File No. 333-141706).

3.01.8	InterCall, Inc. (previously filed as Exhibit 3.1.8 to Form S-4 filed by Company on April 20, 2007, SEC File No. 333-141706).

3.01.9	Intrado Command Systems, Inc.*

3.01.10	Intrado Communications Inc. (previously filed as Exhibit 3.1.10 to Form S-4 filed by Company on April 20, 2007, SEC File No. 333-141706).

3.01.11	Intrado Communications of Virginia Inc. (previously filed as Exhibit 3.1.11 to Form S-4 filed by Company on April 20, 2007, SEC File No. 333-141706).

3.01.12	Intrado Inc. (previously filed as Exhibit 3.1.12 to Form S-4 filed by Company on April 20, 2007, SEC File No. 333-141706).

3.01.13	Intrado Information Systems Holdings, Inc.*

3.01.14	Intrado International, LLC (previously filed as Exhibit 3.1.13 to Form S-4 filed by Company on April 20, 2007, SEC File No. 333-141706).

3.01.15	Intrado Systems Corp.*

3.01.16	Northern Contact, Inc. (previously filed as Exhibit 3.1.14 to Form S-4 filed by Company on April 20, 2007, SEC File No. 333-141706).

3.01.17	Stargate Management LLC (previously filed as Exhibit 3.1.16 to Form S-4 filed by Company on April 20, 2007, SEC File No. 333-141706).

3.01.18	Stream57 Corporation*

3.01.19	TeleVox Software, Incorporated (previously filed as Exhibit 3.1.17 to Form S-4 filed by Company on April 20, 2007, SEC File No. 333-141706).

3.01.20	The Debt Depot, LLC (previously filed as Exhibit 3.1.18 to Form S-4 filed by Company on April 20, 2007, SEC File No. 333-141706).

3.01.21	TuVox Incorporated*

3.01.22	Twenty First Century Communications of Canada, Inc.*

Exhibit Number	Description

3.01.23	Twenty First Century Communications, Inc.*

3.01.24	Twenty First Century Crisis Communications, LLC*

3.01.25	Twenty First Century International Services LLC*

3.01.26	West Asset Management, Inc. (previously filed as Exhibit 3.1.19 to Form S-4 filed by Company on April 20, 2007, SEC File No. 333-141706).

3.01.27	West At Home, LLC (previously filed as Exhibit 3.1.21 to Form S-4 filed by Company on April 20, 2007, SEC File No. 333-141706).

3.01.28	West Business Services, LLC*

3.01.29	West Customer Management Group, LLC*

3.01.30	West Direct, LLC*

3.01.31	West Direct II, Inc.*

3.01.32	West Facilities, LLC*

3.01.33	West Interactive Corporation (previously filed as Exhibit 3.1.25 to Form S-4 filed by Company on April 20, 2007, SEC File No. 333-141706).

3.01.34	West International Corporation (previously filed as Exhibit 3.1.26 to Form S-4 filed by Company on April 20, 2007, SEC File No. 333-141706).

3.01.35	West Notifications Group, Inc.*

3.01.36	West Receivable Services, Inc. (previously filed as Exhibit 3.1.27 to Form S-4 filed by Company on April 20, 2007, SEC File No. 333-141706).

3.01.37	West UC Solutions Holdings, Inc.*

3.01.38	West UC Solutions, LLC*

3.01.39	Worldwide Asset Purchasing, LLC*

3.02.1

Amended and Restated Bylaws of the Company (incorporated by reference to Exhibit 3.2 to Form 8-K dated October 30, 2006)

By-laws or the corresponding operating agreement or limited partnership agreement, with any amendments thereto, of the following additional registrants:

3.02.2	760 Northlawn Drive, LLC*

3.02.3	Asset Direct Mortgage, LLC (previously filed as Exhibit 3.2.2 to Form S-4 filed by Company on April 20, 2007, SEC File No. 333-141706).

3.02.4	BuyDebtCo, LLC (previously filed as Exhibit 3.2.4 to Form S-4 filed by Company on April 20, 2007, SEC File No. 333-141706).

3.02.5	Cosmosis Corporation (previously filed as Exhibit 3.2.6 to Form S-4 filed by Company on April 20, 2007, SEC File No. 333-141706).

3.02.7	InterCall Telecom Ventures, LLC (previously filed as Exhibit 3.2.9 to Form S-4 filed by Company on April 20, 2007, SEC File No. 333-141706).

3.02.8	InterCall, Inc. (previously filed as Exhibit 3.2.8 to Form S-4 filed by Company on April 20, 2007, SEC File No. 333-141706).

Exhibit Number	Description

3.02.9	Intrado Command Systems, Inc.*

3.02.10	Intrado Communications Inc. (previously filed as Exhibit 3.2.10 to Form S-4 filed by Company on April 20, 2007, SEC File No. 333-141706).

3.02.11	Intrado Communications of Virginia Inc. (previously filed as Exhibit 3.2.11 to Form S-4 filed by Company on April 20, 2007, SEC File No. 333-141706).

3.02.12	Intrado Inc. (previously filed as Exhibit 3.2.12 to Form S-4 filed by Company on April 20, 2007, SEC File No. 333-141706).

3.02.13	Intrado Information Systems Holdings, Inc.*

3.02.14	Intrado International, LLC (previously filed as Exhibit 3.2.13 to Form S-4 filed by Company on April 20, 2007, SEC File No. 333-141706).

3.02.15	Intrado Systems Corp.*

3.02.16	Northern Contact, Inc. (previously filed as Exhibit 3.2.14 to Form S-4 filed by Company on April 20, 2007, SEC File No. 333-141706).

3.02.17	Stargate Management LLC (previously filed as Exhibit 3.2.16 to Form S-4 filed by Company on April 20, 2007, SEC File No. 333-141706).

3.02.18	Stream57 Corporation*

3.02.19	TeleVox Software, Incorporated (previously filed as Exhibit 3.2.17 to Form S-4 filed by Company on April 20, 2007, SEC File No. 333-141706).

3.02.20	The Debt Depot, LLC (previously filed as Exhibit 3.2.18 to Form S-4 filed by Company on April 20, 2007, SEC File No. 333-141706).

3.02.21	TuVox Incorporated*

3.02.22	Twenty First Century Communications of Canada, Inc.*

3.02.23	Twenty First Century Communications, Inc.*

3.02.24	Twenty First Century Crisis Communications, LLC*

3.02.25	Twenty First Century International Services LLC*

3.02.26	West Asset Management, Inc. (previously filed as Exhibit 3.2.19 to Form S-4 filed by Company on April 20, 2007, SEC File No. 333-141706).

3.02.27	West At Home, LLC (previously filed as Exhibit 3.2.21 to Form S-4 filed by Company on April 20, 2007, SEC File No. 333-141706).

3.02.28	West Business Services, LLC*

3.02.29	West Customer Management Group, LLC*

3.02.30	West Direct, LLC*

3.02.31	West Direct II, Inc.*

3.02.32	West Facilities, LLC*

3.02.33	West Interactive Corporation (previously filed as Exhibit 3.2.25 to Form S-4 filed by Company on April 20, 2007, SEC File No. 333-141706).

3.02.34	West International Corporation (previously filed as Exhibit 3.2.26 to Form S-4 filed by Company on April 20, 2007, SEC File No. 333-141706).

Exhibit Number	Description

3.02.35	West Notifications Group, Inc.*

3.02.36	West Receivable Services, Inc. (previously filed as Exhibit 3.2.27 to Form S-4 filed by Company on April 20, 2007, SEC File No. 333-141706).

3.02.37	West UC Solutions Holdings, Inc.*

3.02.38	West UC Solutions, LLC*

3.02.39	Worldwide Asset Purchasing, LLC*

5.01	Opinion of Ropes & Gray LLP*

5.02	Opinion of Kutak Rock LLP

10.01	West Corporation 2006 Executive Incentive Plan (incorporated by reference to Exhibit 10.12 to Form 10-Q filed on November 9, 2006) (1)

10.02	Indenture, dated as of October 24, 2006, among West Corporation, the Guarantors named on the Signature Pages thereto and The Bank of New York, as Trustee, with respect to the 11% senior subordinated notes due 2016 (incorporated by reference to Exhibit 4.2 to Form 10-Q filed on November 9, 2006)

10.03	Lease, dated September 1, 1994, by and between West Telemarketing Corporation and 99-Maple Partnership (Amendment No. 1) dated December 10, 2003 (incorporated by reference to Exhibit 10.07 to Form 10-K filed February 24, 2006)

10.04	Employment Agreement between the Company and Thomas B. Barker dated December 31, 2008 (incorporated by reference to Exhibit 10.1 to Form 8-K filed January 7, 2009 and Exhibit 10.44 to Form 10K dated February 23, 2011) (1)

10.05	Employment Agreement between the Company and Nancee R. Berger dated December 31, 2008 (incorporated by reference to Exhibit 10.2 to Form 8-K filed January 7, 2009 and Exhibit 10.45 to Form 10K dated February 23, 2011) (1)

10.06	Employment Agreement between the Company and Paul M. Mendlik, dated December 31, 2008 (incorporated by reference to Exhibit 10.4 to Form 8-K filed January 7, 2009 and Exhibit 10.46 to Form 10K dated February 23, 2011) (1)

10.07	Exhibit A dated February 21, 2011, to the Employment Agreement between West Corporation and Todd B. Strubbe, dated September 28, 2009 (incorporated by reference to Exhibit 10.07 to Form 10-K dated February 23, 2011) (1)

10.08	Registration Rights and Coordination Agreement, dated as of October 24, 2006, among West Corporation, THL Investors, Quadrangle Investors, Other Investors, Founders and Managers named therein (incorporated by reference to Exhibit 4.5 to Form 10-Q filed on November 9, 2006)

10.09	Restatement Agreement (the “Restatement Agreement”), dated as of October 5, 2010, by and among Wells Fargo Bank, National Association, as administrative agent, West Corporation (“West”), certain domestic subsidiaries of West and the lenders party thereto (Exhibit A, the Amended and Restated Credit Agreement, is included as Exhibit 10.10) (incorporated by reference to Exhibit 10.1 to Form 8-K filed October 6, 2010)

10.10	Amended and Restated Credit Agreement, dated as of October 5, 2010, by and among West, certain domestic subsidiaries of West, Wells Fargo Bank, National Association, as administrative agent, Deutsche Bank Securities Inc. and Bank of America, N.A., as syndication agents, Wells Fargo Bank, National Association and General Electric Capital Corporation, as co-documentation agents, Wells Fargo Securities, LLC and Deutsche Bank Securities Inc., as joint lead arrangers, Wells Fargo Securities, LLC and Deutsche Bank Securities Inc., as joint bookrunners, and the lenders party thereto, adopted pursuant to the Restatement Agreement*

Exhibit Number	Description

10.11	Guarantee Agreement, dated as of October 24, 2006, among the guarantors identified therein and Lehman Commercial Paper Inc., as Administrative Agent (incorporated by reference to Exhibit 10.11 to Amendment No. 1 to Registration Statement on Form S-1 filed on November 6, 2009)

10.12	Indenture, dated as of October 5, 2010, among West, the guarantors named on the signature pages thereto and The Bank of New York Mellon Trust Company, N.A., as Trustee, with respect to the 8 5/8% senior notes due 2018 (incorporated by reference to Exhibit 10.3 to Form 8-K filed October 6, 2010)

10.13	Registration Rights Agreement, dated as of October 5, 2010, among West, the guarantors named on the signature pages thereto and Deutsche Bank Securities, Inc., Wells Fargo Securities, LLC, Goldman, Sachs & Co. and Morgan Stanley & Co. (incorporated by reference to Exhibit 10.4 to Form 8-K filed October 6, 2010)

10.14	Indenture, dated as of November 24, 2010, among West, the guarantors named on the signature pages thereto and The Bank of New York Mellon Trust Company, N.A., as Trustee, with respect to the 7 7/8% senior notes due 2019 (incorporated by reference to Exhibit 10.2 to Form 8-K filed November 24, 2010)

10.15	Registration Rights Agreement, dated as of November 24, 2010, among West, the guarantors named on the signature pages thereto and Deutsche Bank Securities, Inc., Wells Fargo Securities, LLC, Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. (incorporated by reference to Exhibit 10.3 to Form 8-K filed November 24, 2010)

10.16	West Corporation Nonqualified Deferred Compensation Plan, as amended and restated effective January 1, 2008 (incorporated by reference to Exhibit 10.15 to Form 10-K dated March 3, 2009) (1)

10.17	Security Agreement, dated as of October 24, 2006, among West Corporation, The Other Grantors Identified therein and Lehman Commercial Paper Inc., as Administrative Agent (incorporated by reference to Exhibit 10.3 to Form 10-Q filed on November 9, 2006)

10.18	Intellectual Property Security Agreement, dated as of October 24, 2006, among West Corporation, The Other Grantors Identified therein and Lehman Commercial Paper Inc., as Administrative Agent (incorporated by reference to Exhibit 10.4 to Form 10-Q filed on November 9, 2006)

10.19	Deed of Trust, Assignment of Leases and Rents, Security Agreement and Financing Statement, dated October 24, 2006, from West Corporation, as Trustor to Chicago Title Insurance Company, as Trustee and Lehman Commercial Paper Inc., as Beneficiary (incorporated by reference to Exhibit 10.5 to Form 10-Q filed on November 9, 2006)

10.20

Deed of Trust, Assignment of Leases and Rents, Security Agreement and Financing

Statement, dated October 24, 2006, from West Business Services, LP to Lehman Commercial Paper Inc. (incorporated by reference to Exhibit 10.6 to Form 10-Q filed on November 9, 2006)

10.21	Mortgage, Assignment of Leases and Rents, Security Agreement and Financing Statement, dated October 24, 2006, from West Telemarketing, LP to Lehman Commercial Paper Inc. (incorporated by reference to Exhibit 10.7 to Form 10-Q filed on November 9, 2006)

10.22	Management Agreement, dated as of October 24, 2006, among Omaha Acquisition Corp., West Corporation, Quadrangle Advisors II LLC, and THL Managers VI, LLC (incorporated by reference to Exhibit 10.8 to Form 10-Q filed on November 9, 2006)

10.23	Founders Agreement, dated October 24, 2006, among West Corporation, Gary L. West and Mary E. West (incorporated by reference to Exhibit 10.9 to Form 10-Q filed on November 9, 2006)

10.24	Stockholder Agreement, dated as of October 24, 2006, among West Corporation, THL Investors, Quadrangle Investors, Other Investors, Founders and Managers named therein (incorporated by reference to Exhibit 10.10 to Form 10-Q filed on November 9, 2006)

Exhibit Number	Description

10.25	Form of Rollover Agreement (incorporated by reference to Exhibit 10.11 to Form 10-Q filed on November 9, 2006)

10.26	Form of West Corporation Restricted Stock Award and Special Bonus Agreement (incorporated by reference to Exhibit 10.13 to Form 10-Q filed on November 9, 2006) (1)

10.27	Form of Option Agreement (incorporated by reference to Exhibit 10.14 to Form 10-Q filed on November 9, 2006) (1)

10.28	Form of Rollover Option Grant Agreement (incorporated by reference to Exhibit 10.15 to Form 10-Q filed on November 9, 2006) (1)

10.29	West Corporation Executive Retirement Savings Plan Amended and Restated Effective as of January 1, 2008 (incorporated by reference to Exhibit 10.29 to Form 10-K filed March 3, 2009) (1)

10.30	Amendment Number One to West Corporation’s 2006 Executive Incentive Plan (incorporated by reference to Exhibit 10.30 to Form 10-K dated February 23, 2011) (1)

10.31	Supplemental Indenture, dated as of March 16, 2007, by and among CenterPost Communications, Inc., TeleVox Software, Incorporated, West At Home, LLC and The Bank of New York, to the Indenture, dated as of October 24, 2006, by and among West Corporation, the guarantors named therein and The Bank of New York, with respect to West Corporation’s $450.0 million aggregate principal amount of 11% senior subordinated notes due October 15, 2016 (incorporated by reference to Exhibit 99.2 to Form 8-K filed on March 30, 2007)

10.32	Supplemental Indenture, dated as of March 30, 2007, by and among SmartTalk, Inc. and The Bank of New York, to the Indenture, dated as of October 24, 2006, by and among West Corporation, the guarantors named therein and The Bank of New York, with respect to West Corporation’s $450.0 million aggregate principal amount of 11% senior subordinated notes due October 15, 2016 (incorporated by reference to Exhibit 99.4 to Form 8-K filed on March 30, 2007)

10.33	Supplemental Indenture, dated as of June 19, 2007, by and among Omnium Worldwide, Inc. and The Bank of New York, to the Indenture, dated as of October 24, 2006, by and among West Corporation, the guarantors named therein and The Bank of New York, with respect to West Corporation’s $450.0 million aggregate principal amount of 11% senior subordinated notes due October 15, 2016 (incorporated by reference to Exhibit 10.35 to Form 10-K dated March 3, 2009)

10.34	Supplemental Indenture, dated as of August 15, 2007, by and among West Business Services Corporation, West Telemarketing Corporation and The Bank of New York, to the Indenture, dated as of October 24, 2006, by and among West Corporation, the guarantors named therein and The Bank of New York, with respect to West Corporation’s $450.0 million aggregate principal amount of 11% senior subordinated notes due October 15, 2016 (incorporated by reference to Exhibit 10.37 to Form 10-K dated March 3, 2009)

10.35	Supplemental Indenture, dated as of June 12, 2008, by and among HBF Communications, Inc. and The Bank of New York, to the Indenture, dated as of October 24, 2006, by and among West Corporation, the guarantors named therein and The Bank of New York, with respect to West Corporation’s $450.0 million aggregate principal amount of 11% senior subordinated notes due October 15, 2016 (incorporated by reference to Exhibit 10.39 to Form 10-K dated March 3, 2009)

10.36	Supplemental Indenture, dated as of February 20, 2009, by and among Intrado Information Systems Holdings, Inc., Intrado Command Systems, Inc., Geo911, Inc., Positron Public Safety Systems Corp., Masys Corporation, West Corporation, and The Bank of New York, to the Indenture, dated as of October 24, 2006, by and among West Corporation, the guarantors named therein and The Bank of New York, with respect to West Corporation’s $450.0 million aggregate principal amount of 11% senior subordinated notes due October 15, 2016 (incorporated by reference to Exhibit 10.41 to Form 10-K dated March 3, 2009)

Exhibit Number	Description

10.37	Supplemental Indenture, dated as of January 25, 2010, by and among Worldwide Asset Purchasing, LLC, Stream57 Corporation, West Corporation, and The Bank of New York Mellon, to the Indenture, dated as of October 24, 2006, by and among West Corporation, the guarantors named therein and The Bank of New York, with respect to West Corporation’s $450.0 million aggregate principal amount of 11% senior subordinated notes due October 15, 2016 (incorporated by reference to Exhibit 10.44 to Form 10-K filed on February 12, 2010)

10.38	Amended and Restated Credit Agreement By and Between West Receivables Purchasing, LLC as Borrower, and TOGM, LLC, as Lender, dated as of April 30, 2009 (incorporated by reference to Exhibit 10.01 to Form 10-Q dated May 5, 2009)

10.39	Amended and Restated Servicing Agreement By and Among West Asset Management, Inc., as Servicer, West Receivables Purchasing, LLC, as Borrower, and TOGM, LLC, as Lender, dated as of April 30, 2009 (incorporated by reference to Exhibit 10.02 to Form 10-Q dated May 5, 2009)

10.40	Form of Promissory Note between West Receivables Purchasing, LLC and TOGM, LLC (incorporated by reference to Exhibit 10.03 to Form 10-Q dated May 5, 2009)

10.41	Amended and Restated Operating Agreement of West Receivables Purchasing, LLC between TOGM, LLC and West Receivables Services, Inc. dated April 30, 2009 (incorporated by reference to Exhibit 10.04 to Form 10-Q dated May 5, 2009)

10.42

Amended and Restated Restricted Stock Award and Special Bonus Agreement between West

Corporation and Thomas Barker, dated as of May 4, 2009 (incorporated by reference to Exhibit 10.05 to Form 10-Q dated May 5, 2009) (1)

10.43	Exhibit A dated February 21, 2011 to the Employment Agreement between West Corporation and Steven M. Stangl, dated December 31, 2008 (incorporated by reference to Exhibit 10.43 to Form 10-K dated February 23, 2011) (1)

10.44	Agreement of Resignation, Appointment and Acceptance, dated as of April 8, 2010 by and among West Corporation, The Bank of New York Mellon, as prior trustee, and The Bank of New York Mellon Trust Company, N.A. as successor Trustee with respect to West Corporation’s $450.0 million aggregate principal amount of 11% senior subordinated notes due October 15, 2016 (incorporated by reference to Exhibit 10.03 to Form 10-Q dated May 7, 2010)

10.45	Amendment Number One to the West Corporation Nonqualified Deferred Compensation Plan, dated as of April 30, 2010 (incorporated by reference to Exhibit 10.04 to Form 10-Q dated May 7, 2010) (1)

10.46	Supplemental Indenture, dated as of May 14, 2010, by and among West Unified Communications Services, LLC, West Corporation, and The Bank of New York Mellon Trust Company, N.A., to the Indenture, dated as of October 24, 2006, by and among West Corporation, the guarantors named therein and The Bank of New York with respect to West Corporation’s $450.0 million aggregate principal amount of 11% senior subordinated notes due October 15, 2016 (incorporated by reference to Exhibit 10.02 to Form 10-Q dated August 2, 2010)

10.47	Restructuring Agreement dated as of December 21, 2010, by and among TOGM, LLC, West Receivables Services, Inc. and West Receivables Purchasing, LLC (incorporated by reference to Exhibit 10.50 to Form 10-K dated February 23, 2011)

10.48	Form of Indemnification Agreement between West Corporation and its directors and officers (incorporated by reference to Exhibit 10.01 to Form 10-Q dated May 7, 2010)

Exhibit Number	Description

10.49	Supplemental Indenture, dated as of April 21, 2011, by and among 760 Northlawn Drive, LLC, Twenty First Century International Services LLC, Twenty First Century Crisis Communications, LLC, Twenty First Century Communications, Inc., Twenty First Century Communications of Canada, Inc., InterCall Communications, Inc., West UC Solutions Holdings, Inc., West Corporation, and The Bank of New York Mellon Trust Company, N.A., to the Indenture, dated as of October 24, 2006, by and among West Corporation, the guarantors named therein and The Bank of New York, with respect to West Corporation’s $450.0 million aggregate principal amount of 11% senior subordinated notes due October 15, 2016 (incorporated by reference to Exhibit 10.01 to Form 10-Q dated May 3, 2011)

10.50	Supplemental Indenture, dated as of April 21, 2011, by and among 760 Northlawn Drive, LLC, Twenty First Century International Services LLC, Twenty First Century Crisis Communications, LLC, Twenty First Century Communications, Inc., Twenty First Century Communications of Canada, Inc., InterCall Communications, Inc., West UC Solutions Holdings, Inc., West Corporation, and The Bank of New York Mellon Trust Company, N.A., to the Indenture, dated as of October 5, 2010, by and among West Corporation, the guarantors named therein and The Bank of New York Mellon Trust Company, N.A., with respect to West Corporation’s $500.0 million aggregate principal amount of 8 5/8% senior notes due 2018 (incorporated by reference to Exhibit 10.02 to Form 10-Q dated May 3, 2011)

10.51	Supplemental Indenture, dated as of April 21, 2011, by and among 760 Northlawn Drive, LLC, Twenty First Century International Services LLC, Twenty First Century Crisis Communications, LLC, Twenty First Century Communications, Inc., Twenty First Century Communications of Canada, Inc., InterCall Communications, Inc., West UC Solutions Holdings, Inc., West Corporation, and The Bank of New York Mellon Trust Company, N.A., to the Indenture, dated as of November 24, 2010, by and among West Corporation, the guarantors named therein and The Bank of New York Mellon Trust Company, N.A., with respect to West Corporation’s $650.0 million aggregate principal amount of 7 7/8% senior notes due 2019 (incorporated by reference to Exhibit 10.03 to Form 10-Q dated May 3, 2011)

10.52	Amendment Number One to the West Corporation Stockholder Agreement dated as of April 12, 2011 by and among West Corporation, the THL Investors, the Quadrangle Investors and the Founders (incorporated by reference to Exhibit 10.04 to Form 10-Q dated May 3, 2011)

12.01	Statement of Computation of Ratio of Earnings to Fixed Charges*

15.01	Awareness Letter of Deloitte & Touche LLP*

21.01	Subsidiaries *

23.01	Consent of Deloitte & Touche LLP, independent registered public accounting firm*

23.02	Consent of Ropes & Gray LLP (included as part of Exhibit 5.01)*

23.03	Consent of Corporate Valuation Advisors, Inc. dated May 13, 2011*

23.04	Consent of Kutak Rock LLP (included as part of Exhibit 5.02)

24.01	Power of Attorney (included in the signature pages of this Registration Statement)*

25.01	Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939 of Bank of New York Mellon with respect to the Indenture governing the 8 5/8% Senior Notes due 2018.*

99.1	Form of Letter of Transmittal*

99.2	Form of Notice of Guaranteed Delivery*

99.3	Form of Letter to Broker-Dealers*

99.4	Form of Letter to Clients*

*	Previously filed.
(1)	Indicates management contract or compensation plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Omaha, State of Nebraska, on July 19, 2011.

West Corporation

By:	/S/ PAUL M. MENDLIK
Name:	Paul M. Mendlik
Title:	Chief Financial Officer and Treasurer

*  *  *  *

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities on the dates indicated.

Signature	Title	Date

* Thomas B. Barker	Chief Executive Officer, Chairman and Director (Principal Executive Officer)	July 19, 2011

/S/ PAUL M. MENDLIK Paul M. Mendlik	Chief Financial Officer and Treasurer (Principal Financial Officer)	July 19, 2011

/S/ ROBERT (PAT) SHIELDS Robert (Pat) Shields	Chief Accounting Officer (Principal Accounting Officer)	July 19, 2011

* Steven G. Felsher	Director	July 19, 2011

* Anthony J. DiNovi	Director	July 19, 2011

* Soren L. Oberg	Director	July 19, 2011

* Jeff T. Swenson	Director	July 19, 2011

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named individuals and previously filed with the Securities and Exchange Commission.

By:	/S/ PAUL M. MENDLIK
Paul M. Mendlik Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Omaha, State of Nebraska, on July 19, 2011.

760 Northlawn Drive, LLC

By:	/S/ PAUL M. MENDLIK
Name:	Paul M. Mendlik
Title:	Chief Financial Officer and Treasurer

*  *  *  *

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities on the dates indicated.

Signature	Title	Date

* Todd B. Strubbe	Chief Executive Officer and President (Principal Executive Officer)	July 19, 2011

/S/ PAUL M. MENDLIK Paul M. Mendlik	Chief Financial Officer and Treasurer (Principal Financial Officer)	July 19, 2011

/S/ ROBERT (PAT) SHIELDS Robert (Pat) Shields	Chief Accounting Officer (Principal Accounting Officer)	July 19, 2011

TWENTY FIRST CENTURY COMMUNICATIONS, INC.

* Nancee R. Berger	Sole Managing Member	July 19, 2011
Chief Operating Officer

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named individuals and previously filed with the Securities and Exchange Commission.

By:	/S/ PAUL M. MENDLIK
Paul M. Mendlik Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Omaha, State of Nebraska, on July 19, 2011.

Asset Direct Mortgage, LLC

By:	/S/ PAUL M. MENDLIK
Name:	Paul M. Mendlik
Title:	Manager

*  *  *  *

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities on the dates indicated.

Signature	Title	Date

/S/ PAUL M. MENDLIK Paul M. Mendlik	Manager (Principal Executive Officer and Principal Financial Officer)	July 19, 2011

/S/ ROBERT (PAT) SHIELDS Robert (Pat) Shields	Chief Accounting Officer (Principal Accounting Officer)	July 19, 2011

* Nancee R. Berger	Manager	July 19, 2011

* Michael E. Mazour	Manager	July 19, 2011

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named individuals and previously filed with the Securities and Exchange Commission.

By:	/S/ PAUL M. MENDLIK
Paul M. Mendlik Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Omaha, State of Nebraska, on July 19, 2011.

BuyDebtCo, LLC

By:	/S/ PAUL M. MENDLIK
Name:	Paul M. Mendlik
Title:	Chief Financial Officer and Treasurer

*  *  *  *

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities on the dates indicated.

Signature	Title	Date

* Thomas B. Barker	Chief Executive Officer (Principal Executive Officer)	July 19, 2011

/S/ PAUL M. MENDLIK Paul M. Mendlik	Chief Financial Officer and Treasurer (Principal Financial Officer)	July 19, 2011

/S/ ROBERT (PAT) SHIELDS Robert (Pat) Shields	Chief Accounting Officer (Principal Accounting Officer)	July 19, 2011

WEST RECEIVABLE SERVICES, INC.

/S/ PAUL M. MENDLIK Paul M. Mendlik	Sole Managing Member	July 19, 2011
Chief Financial Officer and Treasurer

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named individuals and previously filed with the Securities and Exchange Commission.

By:	/S/ PAUL M. MENDLIK
Paul M. Mendlik Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Omaha, State of Nebraska, on July 19, 2011.

Cosmosis Corporation

By:	/S/ PAUL M. MENDLIK
Name:	Paul M. Mendlik
Title:	Chief Financial Officer and Treasurer

*  *  *  *

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities on the dates indicated.

Signature	Title	Date

* Steven M. Stangl	Chief Executive Officer and Director (Principal Executive Officer)	July 19, 2011

/S/ PAUL M. MENDLIK Paul M. Mendlik	Chief Financial Officer and Treasurer (Principal Financial Officer)	July 19, 2011

/S/ ROBERT (PAT) SHIELDS Robert (Pat) Shields	Chief Accounting Officer (Principal Accounting Officer)	July 19, 2011

* Nancee R. Berger	Chief Operating Officer and Director	July 19, 2011

* Thomas B. Barker	Director	July 19, 2011

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named individuals and previously filed with the Securities and Exchange Commission.

By:	/S/ PAUL M. MENDLIK
Paul M. Mendlik Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Omaha, State of Nebraska, on July 19, 2011.

InterCall, Inc.

By:	/S/ PAUL M. MENDLIK
Name:	Paul M. Mendlik
Title:	Chief Financial Officer and Treasurer

*  *  *  *

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities on the dates indicated.

Signature	Title	Date

* Todd B. Strubbe	Chief Executive Officer and Director (Principal Executive Officer)	July 19, 2011

/S/ PAUL M. MENDLIK Paul M. Mendlik	Chief Financial Officer and Treasurer (Principal Financial Officer)	July 19, 2011

/S/ ROBERT (PAT) SHIELDS Robert (Pat) Shields	Chief Accounting Officer (Principal Accounting Officer)	July 19, 2011

* Nancee R. Berger	Chief Operating Officer and Director	July 19, 2011

* Thomas B. Barker	Director	July 19, 2011

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named individuals and previously filed with the Securities and Exchange Commission.

By:	/S/ PAUL M. MENDLIK
Paul M. Mendlik Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Omaha, State of Nebraska, on July 19, 2011.

InterCall Telecom Ventures, LLC

By:	/S/ PAUL M. MENDLIK
Name:	Paul M. Mendlik
Title:	Chief Financial Officer and Treasurer

*  *  *  *

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities on the dates indicated.

Signature	Title	Date

* Todd B. Strubbe	Chief Executive Officer (Principal Executive Officer)	July 19, 2011

/S/ PAUL M. MENDLIK Paul M. Mendlik	Chief Financial Officer and Treasurer (Principal Financial Officer)	July 19, 2011

/S/ ROBERT (PAT) SHIELDS Robert (Pat) Shields	Chief Accounting Officer (Principal Accounting Officer)	July 19, 2011

INTERCALL, INC.

/S/ PAUL M. MENDLIK Paul M. Mendlik Chief Financial Officer and Treasurer	Sole Managing Member	July 19, 2011

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named individuals and previously filed with the Securities and Exchange Commission.

By:	/S/ PAUL M. MENDLIK
Paul M. Mendlik Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Omaha, State of Nebraska, on July 19, 2011.

Intrado Command Systems, Inc.

By:	/S/ PAUL M. MENDLIK
Name:	Paul M. Mendlik
Title:	Chief Financial Officer and Treasurer

*  *  *  *

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities on the dates indicated.

Signature	Title	Date

* Steven M. Stangl	Chief Executive Officer and Director (Principal Executive Officer)	July 19, 2011

/S/ PAUL M. MENDLIK Paul M. Mendlik	Chief Financial Officer and Treasurer (Principal Financial Officer)	July 19, 2011

/S/ ROBERT (PAT) SHIELDS Robert (Pat) Shields	Chief Accounting Officer (Principal Accounting Officer)	July 19, 2011

* Nancee R. Berger	Chief Operating Officer and Director	July 19, 2011

* Thomas B. Barker	Director	July 19, 2011

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named individuals and previously filed with the Securities and Exchange Commission.

By:	/S/ PAUL M. MENDLIK
Paul M. Mendlik Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Omaha, State of Nebraska, on July 19, 2011.

Intrado Communications Inc.

By:	/S/ PAUL M. MENDLIK
Name:	Paul M. Mendlik
Title:	Chief Financial Officer and Treasurer

*  *  *  *

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities on the dates indicated.

Signature	Title	Date

* Steven M. Stangl	Chief Executive Officer and Director (Principal Executive Officer)	July 19, 2011

/S/ PAUL M. MENDLIK Paul M. Mendlik	Chief Financial Officer and Treasurer (Principal Financial Officer)	July 19, 2011

/S/ ROBERT (PAT) SHIELDS Robert (Pat) Shields	Chief Accounting Officer (Principal Accounting Officer)	July 19, 2011

* Nancee R. Berger	Chief Operating Officer and Director	July 19, 2011

* Thomas B. Barker	Director	July 19, 2011

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named individuals and previously filed with the Securities and Exchange Commission.

By:	/S/ PAUL M. MENDLIK
Paul M. Mendlik Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Omaha, State of Nebraska, on July 19, 2011.

Intrado Communications of Virginia Inc.

By:	/S/ PAUL M. MENDLIK
Name:	Paul M. Mendlik
Title:	Chief Financial Officer and Treasurer

*  *  *  *

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities on the dates indicated.

Signature	Title	Date

* Steven M. Stangl	Chief Executive Officer and Director (Principal Executive Officer)	July 19, 2011

/S/ PAUL M. MENDLIK Paul M. Mendlik	Chief Financial Officer and Treasurer (Principal Financial Officer)	July 19, 2011

/S/ ROBERT (PAT) SHIELDS Robert (Pat) Shields	Chief Accounting Officer (Principal Accounting Officer)	July 19, 2011

* Nancee R. Berger	Chief Operating Officer and Director	July 19, 2011

* Thomas B. Barker	Director	July 19, 2011

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named individuals and previously filed with the Securities and Exchange Commission.

By:	/S/ PAUL M. MENDLIK
Paul M. Mendlik Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Omaha, State of Nebraska, on July 19, 2011.

Intrado Inc.

By:	/S/ PAUL M. MENDLIK
Name:	Paul M. Mendlik
Title:	Chief Financial Officer and Treasurer

*  *  *  *

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities on the dates indicated.

Signature	Title	Date

* Steven M. Stangl	Chief Executive Officer and Director (Principal Executive Officer)	July 19, 2011

/S/ PAUL M. MENDLIK Paul M. Mendlik	Chief Financial Officer and Treasurer (Principal Financial Officer)	July 19, 2011

/S/ ROBERT (PAT) SHIELDS Robert (Pat) Shields	Chief Accounting Officer (Principal Accounting Officer)	July 19, 2011

* Nancee R. Berger	Chief Operating Officer and Director	July 19, 2011

* Thomas B. Barker	Director	July 19, 2011

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named individuals and previously filed with the Securities and Exchange Commission.

By:	/S/ PAUL M. MENDLIK
Paul M. Mendlik Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Omaha, State of Nebraska, on July 19, 2011.

Intrado Information Systems Holdings, Inc.

By:	/S/ PAUL M. MENDLIK
Name:	Paul M. Mendlik
Title:	Chief Financial Officer and Treasurer

*  *  *  *

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities on the dates indicated.

Signature	Title	Date

* Steven M. Stangl	Chief Executive Officer and Director (Principal Executive Officer)	July 19, 2011

/S/ PAUL M. MENDLIK Paul M. Mendlik	Chief Financial Officer and Treasurer (Principal Financial Officer)	July 19, 2011

/S/ ROBERT (PAT) SHIELDS Robert (Pat) Shields	Chief Accounting Officer (Principal Accounting Officer)	July 19, 2011

* Nancee R. Berger	Chief Operating Officer and Director	July 19, 2011

* Thomas B. Barker	Director	July 19, 2011

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named individuals and previously filed with the Securities and Exchange Commission.

By:	/S/ PAUL M. MENDLIK
Paul M. Mendlik Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Omaha, State of Nebraska, on July 19, 2011.

Intrado International, LLC

By:	/S/ PAUL M. MENDLIK
Name:	Paul M. Mendlik
Title:	Chief Financial Officer and Treasurer

*  *  *  *

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities on the dates indicated.

Signature	Title	Date

* Steven M. Stangl	Chief Executive Officer (Principal Executive Officer)	July 19, 2011

/S/ PAUL M. MENDLIK Paul M. Mendlik	Chief Financial Officer and Treasurer (Principal Financial Officer)	July 19, 2011

/S/ ROBERT (PAT) SHIELDS Robert (Pat) Shields	Chief Accounting Officer (Principal Accounting Officer)	July 19, 2011

INTRADO INC.

/S/ PAUL M. MENDLIK Paul M. Mendlik	Sole Managing Member	July 19, 2011
Chief Financial Officer and Treasurer

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named individuals and previously filed with the Securities and Exchange Commission.

By:	/S/ PAUL M. MENDLIK
Paul M. Mendlik Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Omaha, State of Nebraska, on July 19, 2011.

Intrado Systems Corp.

By:	/S/ PAUL M. MENDLIK
Name:	Paul M. Mendlik
Title:	Chief Financial Officer and Treasurer

*  *  *  *

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities on the dates indicated.

Signature	Title	Date

* Steven M. Stangl	Chief Executive Officer and Director (Principal Executive Officer)	July 19, 2011

/S/ PAUL M. MENDLIK Paul M. Mendlik	Chief Financial Officer and Treasurer (Principal Financial Officer)	July 19, 2011

/S/ ROBERT (PAT) SHIELDS Robert (Pat) Shields	Chief Accounting Officer (Principal Accounting Officer)	July 19, 2011

* Nancee R. Berger	Chief Operating Officer and Director	July 19, 2011

* Thomas B. Barker	Director	July 19, 2011

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named individuals and previously filed with the Securities and Exchange Commission.

By:	/S/ PAUL M. MENDLIK
Paul M. Mendlik Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Omaha, State of Nebraska, on July 19, 2011.

Northern Contact, Inc.

By:	/S/ PAUL M. MENDLIK
Name:	Paul M. Mendlik
Title:	Chief Financial Officer and Treasurer

*  *  *  *

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities on the dates indicated.

Signature	Title	Date

* Steven M. Stangl	Chief Executive Officer and Director (Principal Executive Officer)	July 19, 2011

/S/ PAUL M. MENDLIK Paul M. Mendlik	Chief Financial Officer and Treasurer (Principal Financial Officer)	July 19, 2011

/S/ ROBERT (PAT) SHIELDS Robert (Pat) Shields	Chief Accounting Officer (Principal Accounting Officer)	July 19, 2011

* Nancee R. Berger	Chief Operating Officer and Director	July 19, 2011

* Thomas B. Barker	Director	July 19, 2011

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named individuals and previously filed with the Securities and Exchange Commission.

By:	/S/ PAUL M. MENDLIK
Paul M. Mendlik Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Omaha, State of Nebraska, on July 19, 2011.

Stargate Management LLC

By:	/S/ PAUL M. MENDLIK
Name:	Paul M. Mendlik
Title:	Chief Financial Officer and Treasurer

*  *  *  *

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities on the dates indicated.

Signature	Title	Date

* Steven M. Stangl	Chief Executive Officer (Principal Executive Officer)	July 19, 2011

/S/ PAUL M. MENDLIK Paul M. Mendlik	Chief Financial Officer and Treasurer (Principal Financial Officer)	July 19, 2011

/S/ ROBERT (PAT) SHIELDS Robert (Pat) Shields	Chief Accounting Officer (Principal Accounting Officer)	July 19, 2011

COSMOSIS CORPORATION

/S/ PAUL M. MENDLIK Paul M. Mendlik Chief Financial Officer and Treasurer	Sole Managing Member	July 19, 2011

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named individuals and previously filed with the Securities and Exchange Commission.

By:	/S/ PAUL M. MENDLIK
Paul M. Mendlik Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Omaha, State of Nebraska, on July 19, 2011.

Stream57 Corporation

By:	/S/ PAUL M. MENDLIK
Name:	Paul M. Mendlik
Title:	Chief Financial Officer and Treasurer

*  *  *  *

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities on the dates indicated.

Signature	Title	Date

* Todd B. Strubbe	Chief Executive Officer and Director (Principal Executive Officer)	July 19, 2011

/S/ PAUL M. MENDLIK Paul M. Mendlik	Chief Financial Officer and Treasurer (Principal Financial Officer)	July 19, 2011

/S/ ROBERT (PAT) SHIELDS Robert (Pat) Shields	Chief Accounting Officer (Principal Accounting Officer)	July 19, 2011

* Nancee R. Berger	Chief Operating Officer and Director	July 19, 2011

* Thomas B. Barker	Director	July 19, 2011

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named individuals and previously filed with the Securities and Exchange Commission.

By:	/S/ PAUL M. MENDLIK
Paul M. Mendlik Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Omaha, State of Nebraska, on July 19, 2011.

TeleVox Software, Incorporated

By:	/S/ PAUL M. MENDLIK
Name:	Paul M. Mendlik
Title:	Chief Financial Officer and Treasurer

*  *  *  *

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities on the dates indicated.

Signature	Title	Date

* Todd B. Strubbe	Chief Executive Officer and Director (Principal Executive Officer)	July 19, 2011

/S/ PAUL M. MENDLIK Paul M. Mendlik	Chief Financial Officer and Treasurer (Principal Financial Officer)	July 19, 2011

/S/ ROBERT (PAT) SHIELDS Robert (Pat) Shields	Chief Accounting Officer (Principal Accounting Officer)	July 19, 2011

* Nancee R. Berger	Chief Operating Officer and Director	July 19, 2011

* Thomas B. Barker	Director	July 19, 2011

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named individuals and previously filed with the Securities and Exchange Commission.

By:	/S/ PAUL M. MENDLIK
Paul M. Mendlik Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Omaha, State of Nebraska, on July 19, 2011.

The Debt Depot, LLC

By:	/S/ PAUL M. MENDLIK
Name:	Paul M. Mendlik
Title:	Chief Financial Officer, Treasurer and Manager

*  *  *  *

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities on the dates indicated.

Signature	Title	Date

* Thomas B. Barker	Chief Executive Officer and Manager (Principal Executive Officer)	July 19, 2011

/S/ PAUL M. MENDLIK Paul M. Mendlik	Chief Financial Officer, Treasurer and Manager (Principal Financial Officer)	July 19, 2011

/S/ ROBERT (PAT) SHIELDS Robert (Pat) Shields	Chief Accounting Officer (Principal Accounting Officer)	July 19, 2011

* Nancee R. Berger	Chief Operating Officer and Manager	July 19, 2011

* Michael E. Mazour	President and Manager	July 19, 2011

* Mark V. Lavin	Chief Administrative Officer and Manager	July 19, 2011

* David C. Mussman	Secretary and Manager	July 19, 2011

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named individuals and previously filed with the Securities and Exchange Commission.

By:	/S/ PAUL M. MENDLIK
Paul M. Mendlik Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Omaha, State of Nebraska, on July 19, 2011.

TuVox Incorporated

By:	/S/ PAUL M. MENDLIK
Name:	Paul M. Mendlik
Title:	Chief Financial Officer and Treasurer

*  *  *  *

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities on the dates indicated.

Signature	Title	Date

* Steven M. Stangl	Chief Executive Officer and Director (Principal Executive Officer)	July 19, 2011

/S/ PAUL M. MENDLIK Paul M. Mendlik	Chief Financial Officer and Treasurer (Principal Financial Officer)	July 19, 2011

/S/ ROBERT (PAT) SHIELDS Robert (Pat) Shields	Chief Accounting Officer (Principal Accounting Officer)	July 19, 2011

* Nancee R. Berger	Chief Operating Officer and Director	July 19, 2011

* Thomas B. Barker	Director	July 19, 2011

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named individuals and previously filed with the Securities and Exchange Commission.

By:	/S/ PAUL M. MENDLIK
Paul M. Mendlik Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Omaha, State of Nebraska, on July 19, 2011.

Twenty First Century Communications, Inc.

By:	/S/ PAUL M. MENDLIK
Name:	Paul M. Mendlik
Title:	Chief Financial Officer and Treasurer

*  *  *  *

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities on the dates indicated.

Signature	Title	Date

* Todd B. Strubbe	Chief Executive Officer, President and Director (Principal Executive Officer)	July 19, 2011

/S/ PAUL M. MENDLIK Paul M. Mendlik	Chief Financial Officer and Treasurer (Principal Financial Officer)	July 19, 2011

/S/ ROBERT (PAT) SHIELDS Robert (Pat) Shields	Chief Accounting Officer (Principal Accounting Officer)	July 19, 2011

* Nancee R. Berger	Chief Operating Officer and Director	July 19, 2011

* Thomas B. Barker	Director	July 19, 2011

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named individuals and previously filed with the Securities and Exchange Commission.

By:	/S/ PAUL M. MENDLIK
Paul M. Mendlik Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Omaha, State of Nebraska, on July 19, 2011.

Twenty First Century Communications of Canada, Inc.

By:	/S/ PAUL M. MENDLIK
Name:	Paul M. Mendlik
Title:	Chief Financial Officer and Treasurer

*  *  *  *

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities on the dates indicated.

Signature	Title	Date

* Todd B. Strubbe	Chief Executive Officer, President and Director (Principal Executive Officer)	July 19, 2011

/S/ PAUL M. MENDLIK Paul M. Mendlik	Chief Financial Officer and Treasurer (Principal Financial Officer)	July 19, 2011

/S/ ROBERT (PAT) SHIELDS Robert (Pat) Shields	Chief Accounting Officer (Principal Accounting Officer)	July 19, 2011

* Nancee R. Berger	Chief Operating Officer and Director	July 19, 2011

* Thomas B. Barker	Director	July 19, 2011

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named individuals and previously filed with the Securities and Exchange Commission.

By:	/S/ PAUL M. MENDLIK
Paul M. Mendlik Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Omaha, State of Nebraska, on July 19, 2011.

Twenty First Century International Services LLC

By:	/S/ PAUL M. MENDLIK
Name:	Paul M. Mendlik
Title:	Chief Financial Officer and Treasurer

*  *  *  *

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities on the dates indicated.

Signature	Title	Date

* Todd B. Strubbe	Chief Executive Officer and President (Principal Executive Officer)	July 19, 2011

/S/ PAUL M. MENDLIK Paul M. Mendlik	Chief Financial Officer and Treasurer (Principal Financial Officer)	July 19, 2011

/S/ ROBERT (PAT) SHIELDS Robert (Pat) Shields	Chief Accounting Officer (Principal Accounting Officer)	July 19, 2011

TWENTY FIRST CENTURY COMMUNICATIONS, INC.

* Nancee R. Berger Chief Operating Officer	Sole Managing Member	July 19, 2011

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named individuals and previously filed with the Securities and Exchange Commission.

By:	/S/ PAUL M. MENDLIK
Paul M. Mendlik Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Omaha, State of Nebraska, on July 19, 2011.

Twenty First Century Crisis Communications, LLC

By:	/S/ PAUL M. MENDLIK
Name:	Paul M. Mendlik
Title:	Chief Financial Officer and Treasurer

*  *  *  *

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities on the dates indicated.

Signature	Title	Date

* Todd B. Strubbe	Chief Executive Officer and President (Principal Executive Officer)	July 19, 2011

/S/ PAUL M. MENDLIK Paul M. Mendlik	Chief Financial Officer and Treasurer (Principal Financial Officer)	July 19, 2011

/S/ ROBERT (PAT) SHIELDS Robert (Pat) Shields	Chief Accounting Officer (Principal Accounting Officer)	July 19, 2011

TWENTY FIRST CENTURY COMMUNICATIONS, INC.

* Nancee R. Berger Chief Operating Officer	Sole Managing Member	July 19, 2011

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named individuals and previously filed with the Securities and Exchange Commission.

By:	/S/ PAUL M. MENDLIK
Paul M. Mendlik Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Omaha, State of Nebraska, on July 19, 2011.

West Asset Management, Inc.

By:	/S/ PAUL M. MENDLIK
Name:	Paul M. Mendlik
Title:	Chief Financial Officer and Treasurer

*  *  *  *

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities on the dates indicated.

Signature	Title	Date

* Michael E. Mazour	President and Director (Principal Executive Officer)	July 19, 2011

/S/ PAUL M. MENDLIK Paul M. Mendlik	Chief Financial Officer and Treasurer (Principal Financial Officer)	July 19, 2011

/S/ ROBERT (PAT) SHIELDS Robert (Pat) Shields	Chief Accounting Officer (Principal Accounting Officer)	July 19, 2011

* Nancee R. Berger	Chief Operating Officer and Director	July 19, 2011

* Thomas B. Barker	Director	July 19, 2011

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named individuals and previously filed with the Securities and Exchange Commission.

By:	/S/ PAUL M. MENDLIK
Paul M. Mendlik Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Omaha, State of Nebraska, on July 19, 2011.

West Asset Purchasing, LLC

By:	/S/ PAUL M. MENDLIK
Name:	Paul M. Mendlik
Title:	Chief Financial Officer, Treasurer and Manager

*  *  *  *

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities on the dates indicated.

Signature	Title	Date

* Thomas B. Barker	Chief Executive Officer (Principal Executive Officer)	July 19, 2011

/S/ PAUL M. MENDLIK Paul M. Mendlik	Chief Financial Officer, Treasurer and Manager (Principal Financial Officer)	July 19, 2011

/S/ ROBERT (PAT) SHIELDS Robert (Pat) Shields	Chief Accounting Officer (Principal Accounting Officer)	July 19, 2011

* Nancee R. Berger	Chief Operating Officer and Manager	July 19, 2011

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named individuals and previously filed with the Securities and Exchange Commission.

By:	/S/ PAUL M. MENDLIK
Paul M. Mendlik Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Omaha, State of Nebraska, on July 19, 2011.

West at Home, LLC

By:	/S/ PAUL M. MENDLIK
Name:	Paul M. Mendlik
Title:	Chief Financial Officer and Treasurer

*  *  *  *

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities on the dates indicated.

Signature	Title	Date

* Steven M. Stangl	Chief Executive Officer (Principal Executive Officer)	July 19, 2011

/S/ PAUL M. MENDLIK Paul M. Mendlik	Chief Financial Officer and Treasurer (Principal Financial Officer)	July 19, 2011

/S/ ROBERT (PAT) SHIELDS Robert (Pat) Shields	Chief Accounting Officer (Principal Accounting Officer)	July 19, 2011

WEST CORPORATION

/S/ PAUL M. MENDLIK Paul M. Mendlik Chief Financial Officer and Treasurer	Sole Managing Member	July 19, 2011

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named individuals and previously filed with the Securities and Exchange Commission.

By:	/S/ PAUL M. MENDLIK
Paul M. Mendlik Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Omaha, State of Nebraska, on July 19, 2011.

West Business Services, LLC

By:	/S/ PAUL M. MENDLIK
Name:	Paul M. Mendlik
Title:	Chief Financial Officer and Treasurer

*  *  *  *

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities on the dates indicated.

Signature	Title	Date

* Steven M. Stangl	Chief Executive Officer and Director (Principal Executive Officer)	July 19, 2011

/S/ PAUL M. MENDLIK Paul M. Mendlik	Chief Financial Officer and Treasurer (Principal Financial Officer)	July 19, 2011

/S/ ROBERT (PAT) SHIELDS Robert (Pat) Shields	Chief Accounting Officer (Principal Accounting Officer)	July 19, 2011

WEST CORPORATION

/S/ PAUL M. MENDLIK Paul M. Mendlik Chief Financial Officer and Treasurer	Sole Managing Member	July 19, 2011

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named individuals and previously filed with the Securities and Exchange Commission.

By:	/S/ PAUL M. MENDLIK
Paul M. Mendlik Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Omaha, State of Nebraska, on July 19, 2011.

West Customer Management Group, LLC

By:	/S/ PAUL M. MENDLIK
Name:	Paul M. Mendlik
Title:	Chief Financial Officer and Treasurer

*  *  *  *

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities on the dates indicated.

Signature	Title	Date

* Steven M. Stangl	Chief Executive Officer and Director (Principal Executive Officer)	July 19, 2011

/S/ PAUL M. MENDLIK Paul M. Mendlik	Chief Financial Officer and Treasurer (Principal Financial Officer)	July 19, 2011

/S/ ROBERT (PAT) SHIELDS Robert (Pat) Shields	Chief Accounting Officer (Principal Accounting Officer)	July 19, 2011

WEST CORPORATION

/S/ PAUL M. MENDLIK Paul M. Mendlik Chief Financial Officer and Treasurer	Sole Managing Member	July 19, 2011

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named individuals and previously filed with the Securities and Exchange Commission.

By:	/S/ PAUL M. MENDLIK
Paul M. Mendlik Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Omaha, State of Nebraska, on July 19, 2011.

West Direct II, Inc.

By:	/S/ PAUL M. MENDLIK
Name:	Paul M. Mendlik
Title:	Chief Financial Officer and Treasurer

*  *  *  *

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities on the dates indicated.

Signature	Title	Date

* Steven M. Stangl	Chief Executive Officer and Director (Principal Executive Officer)	July 19, 2011

/S/ PAUL M. MENDLIK Paul M. Mendlik	Chief Financial Officer and Treasurer (Principal Financial Officer)	July 19, 2011

/S/ ROBERT (PAT) SHIELDS Robert (Pat) Shields	Chief Accounting Officer (Principal Accounting Officer)	July 19, 2011

* Nancee R. Berger	Chief Operating Officer and Director	July 19, 2011

* Thomas B. Barker	Director	July 19, 2011

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named individuals and previously filed with the Securities and Exchange Commission.

By:	/S/ PAUL M. MENDLIK
Paul M. Mendlik Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Omaha, State of Nebraska, on July 19, 2011.

West Direct, LLC

By:	/S/ PAUL M. MENDLIK
Name:	Paul M. Mendlik
Title:	Chief Financial Officer and Treasurer

*  *  *  *

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities on the dates indicated.

Signature	Title	Date

* Steven M. Stangl	Chief Executive Officer and Director (Principal Executive Officer)	July 19, 2011

/S/ PAUL M. MENDLIK Paul M. Mendlik	Chief Financial Officer and Treasurer (Principal Financial Officer)	July 19, 2011

/S/ ROBERT (PAT) SHIELDS Robert (Pat) Shields	Chief Accounting Officer (Principal Accounting Officer)	July 19, 2011

WEST DIRECT II, INC.

/S/ PAUL M. MENDLIK Paul M. Mendlik Chief Financial Officer and Treasurer	Sole Managing Member	July 19, 2011

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named individuals and previously filed with the Securities and Exchange Commission.

By:	/S/ PAUL M. MENDLIK
Paul M. Mendlik Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Omaha, State of Nebraska, on July 19, 2011.

West Facilities, LLC

By:	/S/ PAUL M. MENDLIK
Name:	Paul M. Mendlik
Title:	Chief Financial Officer, Treasurer and Director

*  *  *  *

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities on the dates indicated.

Signature	Title	Date

* Thomas B. Barker	Chief Executive Officer and Director (Principal Executive Officer)	July 19, 2011

/S/ PAUL M. MENDLIK Paul M. Mendlik	Chief Financial Officer, Treasurer and Director (Principal Financial Officer)	July 19, 2011

/S/ ROBERT (PAT) SHIELDS Robert (Pat) Shields	Chief Accounting Officer (Principal Accounting Officer)	July 19, 2011

WEST CORPORATION

/S/ PAUL M. MENDLIK Paul M. Mendlik Chief Financial Officer and Treasurer	Sole Managing Member	July 19, 2011

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named individuals and previously filed with the Securities and Exchange Commission.

By:	/S/ PAUL M. MENDLIK
Paul M. Mendlik Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Omaha, State of Nebraska, on July 19, 2011.

West Interactive Corporation

By:	/S/ PAUL M. MENDLIK
Name:	Paul M. Mendlik
Title:	Chief Financial Officer and Treasurer

*  *  *  *

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities on the dates indicated.

Signature	Title	Date

* Steven M. Stangl	Chief Executive Officer and Director (Principal Executive Officer)	July 19, 2011

/S/ PAUL M. MENDLIK Paul M. Mendlik	Chief Financial Officer and Treasurer (Principal Financial Officer)	July 19, 2011

/S/ ROBERT (PAT) SHIELDS Robert (Pat) Shields	Chief Accounting Officer (Principal Accounting Officer)	July 19, 2011

* Nancee R. Berger	Chief Operating Officer and Director	July 19, 2011

* Thomas B. Barker	Director	July 19, 2011

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named individuals and previously filed with the Securities and Exchange Commission.

By:	/S/ PAUL M. MENDLIK
Paul M. Mendlik Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Omaha, State of Nebraska, on July 19, 2011.

West International Corporation

By:	/S/ PAUL M. MENDLIK
Name:	Paul M. Mendlik
Title:	Chief Financial Officer, Treasurer and Director

*  *  *  *

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities on the dates indicated.

Signature	Title	Date

* Thomas B. Barker	Chief Executive Officer and Director (Principal Executive Officer)	July 19, 2011

/S/ PAUL M. MENDLIK Paul M. Mendlik	Chief Financial Officer, Treasurer and Director (Principal Financial Officer)	July 19, 2011

/S/ ROBERT (PAT) SHIELDS Robert (Pat) Shields	Chief Accounting Officer (Principal Accounting Officer)	July 19, 2011

* Nancee R. Berger	Chief Operating Officer, President and Director	July 19, 2011

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named individuals and previously filed with the Securities and Exchange Commission.

By:	/S/ PAUL M. MENDLIK
Paul M. Mendlik Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Omaha, State of Nebraska, on July 19, 2011.

West Notifications Group, Inc.

By:	/S/ PAUL M. MENDLIK
Name:	Paul M. Mendlik
Title:	Chief Financial Officer and Treasurer

*  *  *  *

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities on the dates indicated.

Signature	Title	Date

* Todd B. Strubbe	Chief Executive Officer, President and Director (Principal Executive Officer)	July 19, 2011

/S/ PAUL M. MENDLIK Paul M. Mendlik	Chief Financial Officer and Treasurer (Principal Financial Officer)	July 19, 2011

/S/ ROBERT (PAT) SHIELDS Robert (Pat) Shields	Chief Accounting Officer (Principal Accounting Officer)	July 19, 2011

* Nancee R. Berger	Chief Operating Officer and Director	July 19, 2011

* Thomas B. Barker	Director	July 19, 2011

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named individuals and previously filed with the Securities and Exchange Commission.

By:	/S/ PAUL M. MENDLIK
Paul M. Mendlik Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Omaha, State of Nebraska, on July 19, 2011.

West Receivable Services, Inc.

By:	/S/ PAUL M. MENDLIK
Name:	Paul M. Mendlik
Title:	Chief Financial Officer and Treasurer

*  *  *  *

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities on the dates indicated.

Signature	Title	Date

* Thomas B. Barker	Chief Executive Officer and Director (Principal Executive Officer)	July 19, 2011

/S/ PAUL M. MENDLIK Paul M. Mendlik	Chief Financial Officer and Treasurer (Principal Financial Officer)	July 19, 2011

/S/ ROBERT (PAT) SHIELDS Robert (Pat) Shields	Chief Accounting Officer (Principal Accounting Officer)	July 19, 2011

* Nancee R. Berger	Chief Operating Officer and Director	July 19, 2011

* Michael E. Mazour	President and Director	July 19, 2011

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named individuals and previously filed with the Securities and Exchange Commission.

By:	/S/ PAUL M. MENDLIK
Paul M. Mendlik Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Omaha, State of Nebraska, on July 19, 2011.

West UC Solutions Holdings, Inc.

By:	/S/ PAUL M. MENDLIK
Name:	Paul M. Mendlik
Title:	Chief Financial Officer and Treasurer

*  *  *  *

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities on the dates indicated.

Signature	Title	Date

* Todd B. Strubbe	Chief Executive Officer (Principal Executive Officer)	July 19, 2011

/S/ PAUL M. MENDLIK Paul M. Mendlik	Chief Financial Officer and Treasurer (Principal Financial Officer)	July 19, 2011

/S/ ROBERT (PAT) SHIELDS Robert (Pat) Shields	Chief Accounting Officer (Principal Accounting Officer)	July 19, 2011

* David C. Mussman	Secretary and Director	July 19, 2011

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named individuals and previously filed with the Securities and Exchange Commission.

By:	/S/ PAUL M. MENDLIK
Paul M. Mendlik Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Omaha, State of Nebraska, on July 19, 2011.

West UC Solutions, LLC

By:	/S/ PAUL M. MENDLIK
Name:	Paul M. Mendlik
Title:	Chief Financial Officer and Treasurer

*  *  *  *

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities on the dates indicated.

Signature	Title	Date

* Todd B. Strubbe	Chief Executive Officer (Principal Executive Officer)	July 19, 2011

/S/ PAUL M. MENDLIK Paul M. Mendlik	Chief Financial Officer and Treasurer (Principal Financial Officer)	July 19, 2011

/S/ ROBERT (PAT) SHIELDS Robert (Pat) Shields	Chief Accounting Officer (Principal Accounting Officer)	July 19, 2011

WEST UC SOLUTIONS HOLDINGS, INC.

/S/ PAUL M. MENDLIK Paul M. Mendlik Chief Financial Officer and Treasurer	Sole Managing Member	July 19, 2011

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named individuals and previously filed with the Securities and Exchange Commission.

By:	/S/ PAUL M. MENDLIK
Paul M. Mendlik Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Omaha, State of Nebraska, on July 19, 2011.

Worldwide Asset Purchasing, LLC

By its sole managing member,
West Receivable Services, Inc.

By:	/S/ PAUL M. MENDLIK
Name:	Paul M. Mendlik
Title:	Chief Financial Officer and Treasurer

*  *  *  *

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities on the dates indicated.

Signature	Title	Date

/S/ PAUL M. MENDLIK Paul M. Mendlik Chief Financial Officer and Treasurer of West Receivable Services, Inc.	Chief Financial Officer and Treasurer
of West Receivable Services, Inc.,
the Sole Managing Member
of Worldwide Asset Purchasing, LLC
	(Principal Executive Officer and Principal Financial Officer of Worldwide Asset Purchasing, LLC)	July 19, 2011

/S/ ROBERT (PAT) SHIELDS Robert (Pat) Shields	Chief Accounting Officer of West Receivable Services, Inc., the Sole Managing Member of Worldwide Asset Purchasing, LLC (Principal Accounting Officer of Worldwide Asset Purchasing, LLC)	July 19, 2011

*	The undersigned, by signing his name hereto, signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named individuals and previously filed with the Securities and Exchange Commission.

By:	/S/ PAUL M. MENDLIK
Paul M. Mendlik Attorney-in-Fact